Exhibit 10.1
JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of May 1, 2015 (this “Agreement”), by and among JPMORGAN CHASE BANK, N.A. (“JPMorgan”) and SANTANDER BANK, N.A. (“Santander”, and each of JPMorgan and Santander, a “New Revolving Loan Lender” and collectively the “New Revolving Loan Lenders”), TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower”), TERRAFORM POWER, LLC, a Delaware limited liability company (“Holdings”), and CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, BARCLAYS BANK PLC, as Administrative Agent and Swing Line Lender, and BANK OF AMERICA, N.A., CITIBANK, N.A. and KEYBANK NATIONAL ASSOCIATION in their respective capacities as Issuing Banks.
RECITALS:
WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of January 28, 2015 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the Lenders party thereto from time to time, BARCLAYS BANK PLC, as Administrative Agent and as Collateral Agent, and the other Persons party thereto; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may increase the existing Revolving Commitments by entering into one or more Joinder Agreements with the New Revolving Loan Lenders.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Approval of Credit Documents.    Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it is a Lender under the Credit Agreement and will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.
Commitment.        Each New Revolving Loan Lender hereby severally agrees to commit to provide its respective New Revolving Loan Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below, on May 1, 2015.

3.
Fees.    Borrower agrees to pay JPMorgan Chase Bank, N.A. a non-refundable closing fee in an amount equal to $1,031,250.00 on May 1, 2015. For the avoidance of doubt, Santander Bank, N.A. shall not be entitled to a closing fee.

4.
New Lenders. Each New Revolving Loan Lender acknowledges and agrees that upon its execution of this Agreement that such New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

5.
Titles and Roles. Borrower hereby appoints JPMorgan as a Bookrunner in accordance with the terms of the Credit Agreement and the other Credit Documents. Borrower hereby appoints Santander as a Documentation Agent in accordance with the terms of the Credit Agreement and the other Credit Documents. Borrower hereby agrees each of JPMorgan and Santander constitutes an Agent under the Credit Agreement and the other Credit Documents and shall have all rights, but no obligations, corresponding to such roles, including the rights set forth in Section 9.3 of the Credit Agreement.

6.
Credit Agreement Governs. This Agreement is a Credit Document. Loans under the New Revolving Loan Commitments hereunder are “New Revolving Loans” made pursuant to (and as defined in) Section 2.24 of the Credit Agreement and, pursuant to Section 2.24 of the Credit Agreement, the terms and provisions of the New Revolving Loans shall be identical to the Revolving Loans. All obligations in respect of the New Revolving Loan Commitments and the New Revolving Loans are and shall be “Obligations” pursuant to and as defined in the Credit Agreement, and are and shall be secured pursuant to the Collateral Documents.

7.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer and Borrower hereby certify that:

a.
The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

b.	No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute a Default or an Event of Default; and

c.
Borrower has performed in all material respects all agreements and satisfied all conditions which Section 2.24 of the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

8.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

a.	Borrower shall make any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the New Revolving Loan Commitments; and

b.	Borrower shall deliver or cause to be delivered any legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

9.	Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the conditions set forth on Schedule B annexed hereto.

10.	Eligible Assignee. By its execution of this Agreement:

a.	each New Revolving Loan Lender represents and warrants that it is an Eligible Assignee; and

b.	the Swing Line Lender and each Issuing Bank confirms and approves each New Revolving Loan Lender as an Eligible Assignee.

11.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Revolving Loan Lender shall be as set forth below its signature below.

12.
Non-US Lenders. For each New Revolving Loan Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Loan Lender may be required to deliver to Administrative Agent pursuant to Section 2.20(c) of the Credit Agreement.

13.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loans made by New Revolving Loan Lenders, if any, in the Register.

14.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

15.
Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

16.
GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

17.
Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

18.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of May 1, 2015.
JPMORGAN CHASE BANK, N.A., as a New Revolving Loan Lender
By: /s/ Bridget Killackey
Name: Bridget Killackey
Title: Vice President

SANTANDER BANK, N.A., as a New Revolving Loan Lender
By: /s/ Jorge Camina
Name: Jorge Camina
Title: Managing Director

By: /s/ Nuno Andrade
Name: Nuno Andrade
Title: Executive Director

TERRAFORM POWER, LLC
By: /s/ Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

TERRAFORM POWER OPERATING, LLC

By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager

By: /s/ Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

SUNEDISON YIELDCO CHILE HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 2, LLC
SUNEDISON YIELDCO UK HOLDCO 3, LLC
SUNEDISON YIELDCO UK HOLDCO 4, LLC
SUNEDISON YIELDCO NELLIS HOLDCO, LLC
SUNEDISON CANADA YIELDCO, LLC
SUNEDISON YIELDCO DG-VIII HOLDINGS, LLC
SUNEDISON YIELDCO DG HOLDINGS, LLC
SUNEDISON YIELDCO REGULUS HOLDINGS, LLC
SUNEDISON YIELDCO ACQ1, LLC
SUNEDISON YIELDCO ACQ2, LLC
SUNEDISON YIELDCO ACQ3, LLC
SUNEDISON YIELDCO ACQ4, LLC
SUNEDISON YIELDCO ACQ5, LLC
SUNEDISON YIELDCO ACQ6, LLC
SUNEDISON YIELDCO ACQ7, LLC
SUNEDISON YIELDCO ACQ8, LLC
SUNEDISON YIELDCO ACQ9, LLC
SUNEDISON YIELDCO, DGS HOLDINGS, LLC
SUNEDISON YIELDCO, ENFINITY HOLDINGS, LLC
TERRAFORM POWER IVS I HOLDINGS, LLC
TERRAFORM REC ACQ HOLDINGS, LLC
TERRAFORM SOLAR HOLDINGS, LLC
TERRAFORM LPT ACQ HOLDINGS, LLC
TERRAFORM UK1 ACQ HOLDINGS, LLC
TERRAFORM CD ACQ HOLDINGS, LLC
TERRAFORM SOLAR XVII ACQ
HOLDINGS, LLC

TERRAFORM FIRST WIND ACQ, LLC

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager

By: /s/ Alejandro Hernandez
Name: Alejandro Hernandez
Title: Executive Vice President and Chief Financial Officer

Consented to by:
BARCLAYS BANK PLC,
as Administrative Agent, Swing Line Lender and an Issuing Bank
By: /s/ Ann E. Sutton
Authorized Signatory
Ann E. Sutton
Director

BANK OF AMERICA, N.A.,
as an Issuing Bank
By /s/ Sanjay Rijhwani
Authorized Signatory
Sanjay Rijhwani
Director

CITIBANK, N.A.,
as an Issuing Bank
By: /s/ Carl Cho
Authorized Signatory
Carl Cho
Vice President

KEYBANK NATIONAL ASSOCIATION,
as an Issuing Bank
By: /s/ Lisa A. Ryder
Authorized Signatory

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
JPMorgan Chase Bank, N.A.	New Revolving Loan Commitment	$75,000,000.00
Santander Bank, N.A.	New Revolving Loan Commitment	$25,000,000.00
		Total: $100,000,000.00

SCHEDULE B
TO JOINDER AGREEMENT

1.	No Event of Default or Default. No event shall have occurred and be continuing or would result from the effectiveness of this Agreement that would constitute an Event of Default or a Default.

2.	Funding Conditions. Both before and after giving effect to the New Revolving Loan Commitments each of the applicable conditions set forth in Section 3.2 of the Credit Agreement shall be satisfied.

3.
Pro Forma Compliance; Leverage Ratio. Borrower shall be in pro forma compliance with the covenants set forth in Section 6.7(a) and Section 6.7(b) of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to the New Revolving Loan Commitments.

4.
Payments. In addition to any fees payable hereunder, the Borrower shall have made any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the New Revolving Loan Commitments.

5.
Customary Closing Conditions. Borrower shall have delivered or caused to have been delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with this Agreement.